SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2017

RLJ LODGING TRUST
(Exact name of registrant as specified in its charter)

Maryland	001-35169	27-4706509
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3 Bethesda Metro Center Suite 1000 Bethesda, MD	20814
(Address of principal executive offices)	(Zip Code)

(301) 280-7777
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

RLJ Lodging Trust (“RLJ”) held a special meeting (the “Special Meeting”) of shareholders at 1:00 p.m. Eastern Time on August 15, 2017 at RLJ’s corporate headquarters at 3 Bethesda Metro Center, Suite 1000, Bethesda, MD 20814 to vote on the proposals set forth in the definitive joint proxy statement / prospectus dated July 18, 2017 and first mailed to RLJ’s shareholders on or about July 18, 2017.

At the Special Meeting, RLJ shareholders voted upon and approved a proposal (the “RLJ Share Issuance Proposal”) regarding the issuance of common shares of beneficial interest, par value $0.01 per share, of RLJ and the issuance of Series A cumulative convertible preferred shares, par value $0.01 per share of RLJ, in each case, pursuant to that certain Agreement and Plan of Merger, dated as of April 23, 2017, by and among RLJ, FelCor Lodging Trust Incorporated (“FelCor”) and the other entities party thereto. The votes on this proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
90,303,913	24,841,492	891,713	0

Shareholder action on a second proposal, to approve the adjournment of the Special Meeting, if necessary or appropriate, including to solicit additional proxies if there are not sufficient votes to approve the RLJ Share Issuance Proposal, was not required and no vote was taken on that proposal.

Item 8.01.                Other Events.

On August 15, 2017, RLJ and FelCor issued a joint press release announcing the results of the Special Meeting and the results of the special meeting of stockholders of FelCor, held on August 15, 2017. A copy of the joint press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.                Financial Statements and Exhibits

(d) The following exhibits are filed as part of this report:

Exhibit Number	Description
99.1	Joint Press Release, dated August 15, 2017

*****

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RLJ LODGING TRUST

Date: August 15, 2017	By:	/s/ Frederick D. McKalip
Frederick D. McKalip Senior Vice President and General Counsel

EXHIBIT LIST

Exhibit Number	Description
99.1	Joint Press Release, dated August 15, 2017